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                                                                   EXHIBIT 10.18



                          COMMERCIAL CAPITAL BANK, FSB

                            INDEMNIFICATION AGREEMENT
                            -------------------------

         This Indemnification Agreement ("Agreement") is made as of this _____ day of November, 2002, by and between Commercial Capital Bank, FSB, a federal savings bank (the "Bank"), and _______________ ("Indemnitee").

         WHEREAS, the Bank and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

         WHEREAS, the Bank and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

         WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Bank may not be willing to continue to serve as officers and directors without additional protection; and

         WHEREAS, the Bank desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Bank and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

         NOW, THEREFORE, the Bank and Indemnitee hereby agree as follows:

         1.  Indemnification.
             ---------------

             (a) General. The Bank shall indemnify Indemnitee if Indemnitee is
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or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Bank, or any subsidiary of the Bank, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Bank as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, with respect to any amount for which Indemnitee becomes liable under a judgment in connection with such action, suit or proceeding, and reasonable expenses, including reasonable attorneys' fees, actually paid or incurred by Indemnitee in defending or settling such action, suit or proceeding, or in enforcing Indemnitee's rights to indemnification if Indemnitee obtains a favorable judgment in such action, suit or proceeding, provided that indemnification shall be made to Indemnitee only if Indemnitee obtains a final judgment on the merits in his or her favor or, in case of settlement, final judgment against Indemnitee, or final judgment in Indemnitee's favor, other than on the merits, if such indemnification is approved by a majority of disinterested directors of the Bank who conclude that Indemnitee acted in good faith within the scope of his or her employment or authority as Indemnitee could reasonably have perceived and for a purpose

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that Indemnitee could reasonably have believed, under the circumstances, to be in the best interests of the Bank.

             (b) No indemnification shall be provided by the Bank pursuant to Subsection 1(a) unless the Bank gives the Office of Thrift Supervision, or any successor thereto (the "OTS"), at least 60 days notice of its intention to make such indemnification, and the OTS does not advise the Bank in writing within such 60 day period, of its objection to such indemnification.

         2.  Expenses; Indemnification Procedure.
             -----------------------------------

             (a) Advancement of Expenses. If a majority of the directors of the
                 -----------------------
Bank concludes that, in connection with an action, suit or proceeding referenced in Subsection 1(a), Indemnitee ultimately may become entitled to indemnification pursuant to Section 1, the directors may authorize the payment of reasonable costs and expenses, including reasonable attorneys' fees, arising from the defense or settlement of such action, suit or proceeding. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Bank as authorized hereby. The advances to be made hereunder shall be paid by the Bank to Indemnitee within ten (10) days following authorization thereof by the directors of the Bank, at a special or regular meeting of the directors of the Bank, which meeting shall be held as promptly as possible, pursuant to the Bank' Bylaws, after delivery of a written request for the advancement of expenses by Indemnitee to the Bank.

             (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a
                 --------------------------------
condition precedent to his right to be indemnified under this Agreement, give the Bank notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Bank shall be directed to the Secretary of the Bank at the address shown on the signature page of this Agreement (or such other address as the Bank shall designate in writing to Indemnitee). Notice shall be deemed received five (5) days after the date postmarked, if sent by domestic certified or registered mail, properly addressed; otherwise when such notice shall actually be received by the Bank. In addition, Indemnitee shall (i) give the Bank such information and cooperation as it may reasonably require and as shall be within Indemnitee's power and (ii) upon request of the Bank testify at, or be deposed in connection with, any proceeding to adjudicate or consider a claim against Indemnitee for which indemnification will or could be sought under this Agreement.

             (c) Procedure. Any indemnification and advancement of expenses
                 ---------
provided for in Section 1 and this Section 2 shall be made as promptly after the expiration of OTS' sixty (60) day notice period as possible. Upon receipt of the written request of Indemnitee, if the Bank can provide such indemnification and advancement of expenses without approval of its directors, notice thereof shall be sent to the OTS within five (5) days of receipt of the written request of Indemnitee by the Bank, copying Indemnitee on such notice. In the event that director approval is required, then the Bank shall notify its directors and hold a special or regular meeting as promptly as possible pursuant to its Bylaws, and upon action by its directors, if a majority of the directors approve such indemnification and advancement of expenses, notice thereof shall be sent the same day to the OTS with a copy of such notice also being sent to Indemnitee. If the

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OTS objects to such indemnification and/or advancement of expenses written notice thereof shall be sent to the Indemnitee promptly following the Bank's receipt of such notice from the OTS. If a claim under this Agreement, under any statute, or under any provision of the Bank's Charter or Bylaws providing for indemnification, is not paid in full by the Bank within fifteen (15) days after the expiration of the OTS' sixty (60) day notice period, if no objection to such indemnification was made by the OTS, Indemnitee may, but need not, at any time thereafter bring an action against the Bank to recover the unpaid amount of the claim and, if successful in whole or in part, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Bank to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Bank, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that, if the Bank contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Bank (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Bank (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

             (d) Notice to Insurers. If, at the time of the receipt of a notice
                 ------------------
of a claim pursuant to Subsection 2(b) hereof, the Bank has director and officer liability insurance in effect, the Bank shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Bank shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

             (e) Selection of Counsel. In the event a majority of the directors
                 --------------------
of the Bank shall determine under Subsection 2(a) hereof to pay the expenses of any proceeding against the Indemnitee, the Bank, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, which counsel may be counsel for the Bank, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Bank, the Bank will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding, at the Indemnitee's sole expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Bank, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Bank and the Indemnitee in the conduct of any such defense or (C) the Bank shall not, in fact, have employed counsel to assume the defense of such proceeding, the fees and expenses of Indemnitee's counsel shall be at the expense of the Bank.

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         3.  Additional Indemnification Rights; Nonexclusivity.
             -------------------------------------------------

             (a) Scope. Notwithstanding any other provision of this Agreement,
                 -----
the Bank hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Bank's Charter, the Bank's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a federal savings institution to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Bank's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a federal savings institution to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

             (b) Nonexclusivity. The indemnification provided by this Agreement
                 --------------
shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Bank's Charter, its Bylaws, any agreement, any vote of stockholders or disinterested Directors, the Home Owners' Loan Act of 1933, as amended, and the regulations promulgated thereunder, the Federal Deposit Insurance Act, and the regulations promulgated thereunder, each as may be amended from time to time, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office (each an "Indemnified Capacity"). The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though he may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding.

         4.  Partial Indemnification. If Indemnitee is entitled under any
             -----------------------
provision of this Agreement to indemnification by the Bank for some or a portion of the expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any action, suit or proceeding, but not, however, for the total amount thereof, the Bank shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

         5.  Mutual Acknowledgment. Both the Bank and Indemnitee acknowledge
             ---------------------
that in certain instances, Federal law or public policy may prohibit the Bank from indemnifying its directors and officers under this Agreement or otherwise. For example, the Bank and Indemnitee acknowledge that the Bank, a federal savings institution, is subject to the prohibitions and limitations on indemnification set forth in the federal banking laws including, without limitation, Sections 8(k) and 18(k) of the Federal Deposit Insurance Act and the regulations promulgated thereunder and 12 CFR Section 545.121 of the Office of Thrift Supervision Rules and Regulations.

         6.  Officer and Director Liability Insurance. The Bank shall, from time
             ----------------------------------------
to time, make the good faith determination whether or not it is practicable for the Bank to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Bank with coverage for losses from wrongful acts, or to ensure the Bank's

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performance of its indemnification obligations under this Agreement. Among other considerations, the Bank will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Bank shall have no obligation to obtain or maintain such insurance if the Bank determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary or parent company of the Bank.

         7.  Severability. Nothing in this Agreement is intended to require or
             ------------
shall be construed as requiring the Bank to do or fail to do any act in violation of applicable law. The Bank's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 6. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Bank shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         8.  Exceptions. Any other provision herein to the contrary
             ----------
notwithstanding, the Bank shall not be obligated pursuant to the terms of this
Agreement:

             (a) Claims Initiated by Indemnitee. To indemnify or advance
                 ------------------------------
expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under applicable federal law, but such indemnification or advancement of expenses may be provided by the Bank in specific cases if the Board of Directors finds it to be appropriate; or

             (b) Lack of Good Faith. To indemnify Indemnitee for any expenses
                 ------------------
incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

             (c) Notwithstanding the foregoing, the Bank shall not be obligated to indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Bank.

         9.  Construction of Certain Phrases.
             -------------------------------

             (a) For purposes of this Agreement, references to the "Bank" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or

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agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

             (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Bank" shall include any service as a director, officer, employee or agent of the Bank which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Bank" as referred to in this Agreement.

        10.  Counterparts. This Agreement may be executed in one or more
             ------------
counterparts, each of which shall constitute an original.

        11.  Successors  and Assigns. This Agreement shall be binding upon the
             -----------------------
Bank and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

        12.  Attorneys' Fees. In the event that any action is instituted by
             ---------------
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, actually and reasonably incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Bank under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

        13.  Notice. All notices, requests, demands and other communications
             ------
under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

        14.  Choice of Law. This Agreement shall be governed by and its
             -------------
provisions construed in accordance with the laws of the United States where applicable and otherwise by the substantive laws of the State of Nevada.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   COMMERCIAL CAPITAL BANK, FSB

                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:
                                       Address: One Venture, 3rd Floor
                                                Irvine, California 92618


AGREED TO AND ACCEPTED:

INDEMNITEE:

--------------------------------
Name:

Address:











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